FINANCIAL INSTRUMENTS	9 Months Ended
Sep. 30, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which, from an economic perspective, hedge our interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however, we do not anticipate non-performance by any of our counterparties.

We manage our debt and finance lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates.

Fair values

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The carrying value and estimated fair value of our financial instruments as of September 30, 2020 and December 31, 2019 are as follows:

		September 30, 2020		December 31, 2019
(in thousands of $)	Fair value Hierarchy	Carrying Value	Fair Value	Carrying Value	Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	42,263	42,263	47,661	47,661
Restricted cash and short-term deposits	Level 1	181,174	181,174	182,261	182,261
2015 and 2017 Norwegian Bonds (1)	Level 1	(393,017)	(331,236)	(400,000)	(394,715)
Short and long-term debt — floating (2)	Level 2	(759,499)	(759,499)	(822,944)	(822,944)
Obligation under finance lease (2)	Level 2	(118,206)	(118,206)	(122,779)	(122,779)

Derivatives:
Interest rate swaps asset (3) (4)	Level 2	—	—	1,285	1,285
Interest rate swaps liability (3) (4)	Level 2	(76,800)	(76,800)	(36,167)	(36,167)

(1) This pertains to the 2015 and 2017 Norwegian bonds with a carrying value of $393.0 million as of September 30, 2020 (December 31, 2019: $400.0 million), that includes the premium payable at maturity accreted using the effective interest rate method over the instrument term of $3.0 million. This is included under long-term debt on our condensed consolidated balance sheet. The fair value of the bonds as of September 30, 2020 was $331.2 million (December 31, 2019: $394.7 million), which is 84.28% of their face value (December 31, 2019: 98.68%).

(2) Our short-term and long-term debt and finance lease obligations are recorded at amortized cost in our condensed consolidated balance sheet. The long-term debt, in the table above, is presented gross of deferred financing cost of $6.5 million as of September 30, 2020 (December 31, 2019: $6.0 million).

(3)  Derivative liabilities are captured within other current liabilities and derivative assets are generally captured within other current assets and non-current assets on our condensed consolidated balance sheet.

(4)  The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.
The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to that counterparty by offsetting them against amounts that the counterparty owes to us. We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our condensed consolidated balance sheets as of September 30, 2020 and December 31, 2019 would be adjusted as detailed in the following table:

	September 30, 2020			December 31, 2019
(in thousands of $)	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
Total asset derivatives	—	—	—	1,285	(1,029)	256
Total liability derivatives	(76,800)	—	(76,800)	(36,167)	1,029	(35,138)

Under one of our interest rate swaps we were required to provide initial cash collateral of $2.5 million and to subsequently post additional cash collateral that corresponds to any further unrealized loss. As at September 30, 2020, cash collateral amounting to $29.4 million (December 31, 2019: $14.8 million) has been provided.

As of September 30, 2020, we had entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Notional amount	Maturity Dates			Fixed Interest Rates
Interest rate swaps:
Receiving floating, pay fixed	1,252,287	2021	to	2026	1.12%	to	2.90%